Exhibit 4.11

COMMON STOCK	COMMON STOCK

THIS CERTIFICATE IS TRANSFERABLE IN	PAR VALUE $.01
CANTON, MA AND JERSEY CITY, NJ

Certificate		Shares
Number		* * 600620* * * * * *
ZQ 000208		* * * 600620* * * * *
* * * * 600620* * * *
	LTC PROPERTIES, INC.	* * * * * 600620* * *
	INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND	* * * * * * 600620* *

THIS CERTIFIES THAT	CUSIP 502175 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS

MR. SAMPLE & MRS SAMPLE & MR. SAMPLE & MRS SAMPLE
** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample
**** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David
Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander
David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr.
Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample ****
Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Alexander David Sample **** Mr. Sample **** Mr. Sample

is the owner of

* * * SIX HUNDRED THOUSAND SIX HUNDRED AND TWENTY * * *
**600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***
*600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****
600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****6
00620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****60
0620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600
620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares***600620**Shares****600620**Shares****60062
0**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620
**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620*
*Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**
Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**S
hares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Shares****600620**Sh

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

LTC Properties, Inc. transferable on the share register of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of said Corporation and the facsimile signatures of its duly authorized officers.

DATED <<Month Day Year>>
COUNTERSIGNED AND REGISTERED:
COMPUTERSHARE INVESTOR SERVICES, LLC.
Chairman of the Board	(CHICAGO)
TRANSFER AGENT AND REGISTRAR,

By
Treasurer	AUTHORIZED SIGNATURE

SECURITY INSTRUCTIONS ON REVERSE

14969

LTC PROPERTIES, INC.

RESTRICTIONS ON TRANSFER; REDEEMABLE SHARES; AUTHORITY TO ISSUE STOCK OF MORE THAN ONE CLASS

The Charter of the Corporation authorizes the Board of Directors to refuse to permit the transfer of any stock of the Corporation to any proposed transferee if such proposed transfer may in the opinion of the Board jeopardize the qualification of the Corporation as a real estate investment trust (“REIT”) as defined in the federal Internal Revenue Code; the Charter provides that all contracts owned by any person in excess of a “Limit” are automatically converted into “Excess Shares.”  Excess shares are redeemable by the Corporation and subject to other restrictions and limitations set forth in the Charter. The Charter authorizes the Corporation to issue stock of more than one class; the Board of Directors has authority to issue Preferred Stock in such one or more series consisting of such numbers of shares and having such preferences, conversion and other rights, voting powers, restriction and limitations as to dividends, qualifications and terms and conditions of redemption as the Board may determine, and the Board of Directors also has authority to classify or reclassify any unissued stock from time to time.

The Corporation will furnish a full statement of the provisions of the Charter with respect to restrictions on transfer, the “Limit” and other provisions relative to “Excess Shares,”and information as to the respective classes and series of stock, to any stockholder on request and without charge.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -	as tenants in common	UNIF GIFT MIN ACT-		Custodian
			(Cust)	(Minor)
under Uniform Gifts to Minors Act
TEN ENT -	as tenants by the entireties				(State)

JTTEN -	as joint tenants with right of survivorship and not as tenants in common
Additional abbreviations may also be used though not in the above list.

For value received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:	20	Signature:

		Signature:
			Notice:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SECURITY INSTRUCTIONS
THIS IS WATERMARKED PAPER DO NOT ACCEPT WITHOUT NOTHING
WATERMARK HOLD TO LIGHT TO VERIFY WATERMARK.